Inventories (Tables)	12 Months Ended
Jun. 30, 2023
Inventories [Abstract]
Disclosure of Inventories

	SA Rand
Figures in million	2023	2022
Gold in lock-up	138	136
Gold-in-process, ore stockpiles and bullion on hand	1 095	1 054
Consumables at weighted average cost (net of provision) (a)	2 170	1 764
Total inventories	3 403	2 954
Non-current portion of gold in lock-up and gold-in-process included in Other non-current assets	(138)	(136)
Total current portion of inventories	3 265	2 818
Included in the balance above is:
Inventory valued at net realisable value	138	136

(a)The increase year on year is mainly due to an increase in key components of operations at Hidden Valley, predominantly diesel, as a result of higher volumes held to support the increased production. The weakening of the Rand/A$ exchange rate further increased the translated balance year on year for South-east Asia.

During the year, an increase of R85 million (2022: R115 million increase) to the provision for slow-moving and redundant stock was made. The total provision at 30 June 2023 was R492 million (2022: R407 million).